FORTINET, INC.
AMENDMENT NO. 1 TO
CHANGE OF CONTROL SEVERANCE AGREEMENT
This Amendment No. 1 to Change of Control Severance Agreement (this “Amendment”) is made and entered into by and between Keith Jensen (“Executive”) and Fortinet, Inc. (the “Company”), effective as of May 1, 2018 (the “Effective Date”).
RECITALS
1.    The Company and Executive previously entered into that certain Change of Control Severance Agreement, dated as of February 4, 2016 (the “Agreement”), in order to provide Executive with certain benefits upon termination of employment prior to and following a Change of Control (as defined in the Agreement).
2.    The Company and Executive wish to enter into this Amendment in order to clarify the termination date of the Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:
1.Amendment to Section 8 of the Agreement. Section 8 of the Agreement is hereby amended and restated in its entirety to read as follows.

“2.
Term of Agreement. This Agreement shall terminate on August 7, 2019 (the “Termination Date”) and shall not be subject to renewal, unless a Change of Control occurs prior to the Termination Date, in which case this Agreement will continue until all payments and benefits, if any, have been made to Executive.”

2.    Full Force and Effect. Except as expressly modified by this Amendment, the terms of the Agreement shall remain in full force and effect.
3.    Choice of Law. The validity, interpretation, construction and performance of this Amendment will be governed by the laws of the State of California (with the exception of its conflict of laws provisions).
4.    Entire Agreement. This Amendment, together with the Agreement, constitutes the entire agreement of the parties hereto with respect to the subject matter described herein.
5.    Severability. The invalidity or unenforceability of any provision or provisions of this Amendment will not affect the validity or enforceability of any other provision hereof, which will remain in full force and effect.

6.    Counterparts. This Amendment may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
[Signature Page Follows.]

IN WITNESS WHEREOF, each of the parties has executed this Amendment No. 1 to Change of Control Severance Agreement, in the case of the Company by its duly authorized officer, as of the day and year set forth below.

COMPANY		FORTINET, INC.

	By:	/s/ Ken Xie
Ken Xie
	Title:	Chief Executive Officer

EXECUTIVE

	By:	/s/ Keith Jensen
Keith Jensen
	Title:	Chief Financial Officer and Chief Accounting Officer